Exhibit 10.1

AMENDMENT NO. 10 TO CREDIT AGREEMENT

AMENDMENT NO. 10 TO CREDIT AGREEMENT, dated as of July 31, 2015 (this “Amendment”) to the Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto dated as of January 15, 2013, Amendment No. 2 thereto dated as of May 8, 2013, Amendment No. 3 thereto dated as of September 30, 2013, Amendment No. 4 thereto dated as of November 5, 2013, Amendment No. 5 thereto dated as of December 23, 2013, Amendment No. 6 thereto dated as of June 12, 2014, Amendment No. 7 thereto dated as of June 27, 2014, Amendment No. 8 thereto dated as of December 19, 2014, Amendment No. 9 thereto dated May 1, 2015 (the credit agreement, as so amended and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.                                      Amendments to Section 1.1 (Defined Terms) of the Credit Agreement.  The following terms: “Reallocated Amount” and “Reallocation Request” as set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Reallocated Amount” means, with respect to any Revolving Facility, the amount of the unused Revolving Commitments of such Revolving Facility reallocated to the Revolving Commitments of any other Revolving Facility pursuant to a Reallocation Request; provided, that the total Reallocated Amount shall not exceed the lesser of (a) the unused Revolving Commitments of such Revolving Facility on the date of such request, and (b) $400,000,000 (as such amount may be reduced from time to time in accordance with Section 2.4(a)).

“Reallocation Request” means a written request from Borrowers’ Agent to reallocate up to $400,000,000 of the unused Revolving Commitments of any single Revolving Facility to the Revolving Commitments of any other Revolving Facility, which request shall provide the amount of the reallocation (not to exceed the Reallocated Amount) and specify the Reallocation Period.

3.                                      Representations and Warranties; No Default.  To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that in connection with this Amendment and all other documents delivered in connection herewith it (x) has the requisite power and authority to make, deliver and perform the same; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of the same, and (z) has duly executed and delivered the same; and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (both immediately before and after giving effect to this Amendment) or will result from the making of this Amendment.

4.                                      Conditions to Effectiveness.  This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)                                 Amended Loan Documents.  The Administrative Agent shall have received this Amendment executed and delivered by a duly authorized officer of each Credit Party party hereto and duly executed counterparts to this Amendment from the Lenders constituting the Required Lenders.

(b)                                 Fees and Expenses.  The Borrowers shall have paid to the Administrative Agent for the account of the Lenders the amount of any and all reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment.

(c)                                  Proceedings and Documents:  All corporate and other proceedings pertaining directly to this Amendment and all documents and instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.

5.                                      Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

6.                                      GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

7.                                      Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may

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execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

8.                                      Headings.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

9.                                      Guarantor Acknowledgement.  Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

10.                               Lender Acknowledgement.  Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT:

NGL ENERGY OPERATING LLC

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTOR:

NGL ENERGY PARTNERS LP

By:	NGL Energy Holdings LLC,
its general partner

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 10 to Credit Agreement]

CREDIT PARTIES:

ANDREWS OIL BUYERS, INC.
ANTICLINE DISPOSAL, LLC
BLUE GRAMA LAND CORPORATION
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
GRAND MESA PIPELINE, LLC
HICKSGAS, LLC
HIGH SIERRA CRUDE OIL & MARKETING, LLC
HIGH SIERRA ENERGY, LP (BY High Sierra Energy GP, LLC, its general partner)
HIGH SIERRA ENERGY MARKETING, LLC
HIGH SIERRA ENERGY OPERATING, LLC
NGL CRUDE CANADA HOLDINGS, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE PIPELINES, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL LIQUIDS, LLC
NGL-MA, LLC
NGL-MA REAL ESTATE, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL-NE REAL ESTATE, LLC
NGL PROPANE, LLC
NGL SHIPPING AND TRADING, LLC
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY TERMINAL SOLUTION MINING, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER SOLUTIONS BAKKEN, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS MID-CONTINENT, LLC
OSTERMAN PROPANE, LLC
SAWTOOTH NGL CAVERNS, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE PRODUCT SERVICES LLC
TRANSMONTAIGNE SERVICES LLC
TRANSMONTAIGNE GP L.L.C.

By:	/s/ Atanas H. Atanasov
Name:	Atanas H. Atanasov
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to Amendment No. 10 to Credit Agreement]

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Randy Kahn
	Name:	Randy Kahn
	Title:	Vice President

By:	/s/ Nigel Luke
	Name:	Nigel Luke
	Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Chris Chapman
	Name:	Chris Chapman
	Title:	Director

By:	/s/ Shai Bandner
	Name:	Shai Bandner
	Title:	Vice President

[Signature Page to Amendment No. 10 to Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
	Name:	Kristan Spivey
	Title:	Authorized Signatory

[Signature Page to Amendment No. 10 to Credit Agreement]

BNP PARIBAS,
as a Lender and Issuing Bank

By:	/s/ Pauline Blandin
	Name:	Pauline Blandin
	Title:	Associate

By:	/s/ Christine Dirringer
	Name:	Christine Dirringer
	Title:	Managing Director

[Signature Page to Amendment No. 10 to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Lender

By:	/s/ Michel Kermarrec
	Name:	Michel Kermarrec
	Title:	Vice President

[Signature Page to Amendment No. 10 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:	/s/ Jonathan Luchansky
	Name:	Jonathan Luchansky
	Title:	Vice President

[Signature Page to Amendment No. 10 to Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Angela Reilly
	Name:	Angela Reilly
	Title:	Managing Director

[Signature Page to Amendment No. 10 to Credit Agreement]

BMO HARRIS BANK N.A,
as a Lender

By:	/s/ Lauren Lavorato
	Name:	Lauren Lavorato
	Title:	Director

[Signature Page to Amendment No. 10 to Credit Agreement]

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
	Name:	Scott G. Axelrod
	Title:	Senior Vice President

[Signature Page to Amendment No. 10 to Credit Agreement]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Antonio Molestina
	Name:	Antonio Molestina
	Title:	Managing Director

By:	/s/ Casey Lowary
	Name:	Casey Lowary
	Title:	Executive Director

[Signature Page to Amendment No. 10 to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and as an Issuing Bank

By:	/s/ Michael Clayborne
	Name:	Michael Clayborne
	Title:	Vice President

[Signature Page to Amendment No. 10 to Credit Agreement]

SUNTRUST BANK,
as a Lender

By:	/s/Carmen Malizia
	Name:	Carmen Malizia
	Title:	Director

[Signature Page to Amendment No. 10 to Credit Agreement]

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Denise Bushee
	Name:	Denise Bushee
	Title:	Associate Director

[Signature Page to Amendment No. 10 to Credit Agreement]

COMMERCE BANK, N.A.,
as a Lender

By:	/s/ Shannon O’Doherty
	Name:	Shannon O’Doherty
	Title:	President — Oklahoma

[Signature Page to Amendment No. 10 to Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
	Name:	Jamie Minieri
	Title:	Authorized Signatory

[Signature Page to Amendment No. 10 to Credit Agreement]

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Byron den Hertog
	Name:	Byron den Hertog
	Title:	Division Director

By:	/s/ Nathan Booker
	Name:	Nathan Booker
	Title:	Division Director

[Signature Page to Amendment No. 10 to Credit Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Robert E. Clouse
	Name:	Robert E. Clouse
	Title:	SVP, SR Corporate Area Manager

[Signature Page to Amendment No. 10 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

[Signature Page to Amendment No. 10 to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

[Signature Page to Amendment No. 10 to Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ May Huang
	Name:	May Huang
	Title:	Assistant Vice President

[Signature Page to Amendment No. 10 to Credit Agreement]

SOCIÉTÉ GÉNÉRALE
as a Lender

By:	/s/ Michiel V.M. van der Voort
	Name:	Michiel V.M. van der Voort
	Title:	Managing Director

[Signature Page to Amendment No. 10 to Credit Agreement]

MIZUHO BANK, LTD.
as a Lender

By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

[Signature Page to Amendment No. 10 to Credit Agreement]